EXHIBIT 24
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in her name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of September, 2024.

/s/ Fabiola R. Arredondo
Fabiola R. Arredondo
Director
______________________________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2024.

/s/ Howard M. Averill
Howard M. Averill
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2024.

/s/ Bennett Dorrance, Jr.
Bennett Dorrance, Jr.
Director

______________________________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in her name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of September, 2024.

/s/ Maria Teresa Hilado
Maria Teresa Hilado
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of September, 2024.

/s/ Grant H. Hill
Grant H. Hill
Director

______________________________________________________________________
POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in her name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2024.

/s/ Sarah Hofstetter
Sarah Hofstetter
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2024.

/s/ Marc B. Lautenbach
Marc B. Lautenbach
Director

______________________________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in her name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2024.

/s/ Mary Alice Malone
Mary Alice Malone
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2024.

/s/ Keith R. McLoughlin
Keith R. McLoughin
Director

______________________________________________________________________

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2024.

/s/ Kurt T. Schmidt
Kurt T. Schmidt
Director

POWER OF ATTORNEY
ANNUAL REPORT ON FORM 10-K

The undersigned, a director of Campbell Soup Company, a New Jersey corporation, hereby constitutes and appoints each of Charles A. Brawley, III and Marci K. Donnelly, together and separately, as his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name, place and stead, in any and all capacities, to execute Campbell Soup Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2024, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2024.

/s/ Archbold D. van Beuren
Archbold D. van Beuren
Director